                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):
                            January 21, 2005
                           ------------------

                       WESTAMERICA BANCORPORATION
                       --------------------------
          (Exact Name of Registrant as Specified in Its Charter)

                                CALIFORNIA
                                ----------
              (State or Other Jurisdiction of Incorporation)


                001-9383                       94-2156203
                --------                       ----------
        (Commission File Number)    (IRS Employer Identification No.)


         1108 Fifth Avenue, San Rafael, California          94901
         ----------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


                               (707) 863-6000
                               --------------
            (Registrant's Telephone Number, Including Area Code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Exhibits
---------

99.1 Press release dated January 20, 2005



Item 2.02:  Results of Operations and Financial Condition
----------------------------------------------------------

On January 20, 2005 Westamerica Bancorporation announced their quarterly and annual earnings. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

                                 Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    DENNIS R. HANSEN
------------------------------------
Dennis R. Hansen
Senior Vice President and Controller
January 21, 2005

INDEX TO EXHIBITS
-----------------


                                                         Sequentially
Exhibit No.             Description                      Number Page
-----------             -------------------------        -------------
  (99.1)                 Press release dated                  5-16
                         January 20, 2005

FOR IMMEDIATE RELEASE


January 20, 2005


WESTAMERICA BANCORPORATION REPORTS
QUARTERLY AND ANNUAL EARNINGS


San Rafael, CA: Westamerica Bancorporation (NASDAQ: WABC), parent company of Westamerica Bank, today reported net income for the fourth quarter of 2004 of $21.2 million, diluted earnings per share (EPS) of $0.65, return on common equity (ROE) of 24.0 percent, and return on average assets (ROA) of 1.81 percent. Fourth quarter 2004 results include a $4.2 million after-tax securities impairment charge related to Freddie Mac and Fannie Mae preferred stock (more fully described below), which reduced fourth quarter 2004 EPS by $0.13, ROE by
4.8 percent, and ROA by 0.35 percent. Fourth quarter 2004 EPS and ROE were further constrained by reduced share repurchase activity in order to accumulate approximately $57 million in cash required to complete the pending acquisition of Redwood Empire Bancorp (more fully described below). As a result, share repurchases, net of shares issued, declined to 76 thousand shares in the fourth quarter of 2004 and to 68 thousand shares in the previous quarter. Net share repurchases were 647 thousand shares for the year 2004, compared to 1.1 million shares for 2003.

Net income for the year ended December 31, 2004 was $95.2 million, compared to $95.1 million for 2003. EPS for 2004 was $2.93, compared to $2.85 for the year 2003. ROE for the year 2004 was 28.8 percent, while ROA was 2.10 percent, compared to 29.4 percent and 2.19 percent, respectively, for the year 2003.

"Fourth quarter and full year 2004 profitability benefited from our focus on growing noninterest income, on gathering low cost deposits, and operational efficiencies," said Chairman, President and CEO David Payne. "During 2004, new deposit-related products fueled an 8 percent increase in service charges on deposit accounts, and our low-cost deposits grew 7 percent, reducing our average cost of funds to 0.50 percent for the year. Our efforts to maintain an efficient cost structure and hold positions open for Redwood Empire employees resulted in a 3 percent decline in expenses, which improved our efficiency ratio from the prior year," continued Payne.

Net interest income on a fully taxable equivalent basis was $54.6 million in the fourth quarter of 2004 compared to $54.5 million in the prior quarter and $54.8 million in the same quarter a year ago. The fourth quarter 2004 net interest margin on a taxable equivalent basis was 5.01 percent, compared to 5.11 percent in the previous quarter and 5.26 percent in the fourth quarter of 2003. For the full year, net interest income and the net interest margin on a taxable equivalent basis were $218.0 million and 5.14 percent, compared to $217.4 million and 5.39 percent, respectively, for 2003. A reduction in high-yielding commercial real estate loans combined with a sustained period of low interest rates have resulted in an operating environment with declining net interest margins.

The provision for loan losses was $600 thousand for the fourth quarter of 2004, unchanged from the previous quarter and down from $750 thousand in the year ago quarter. The level of the loan loss provision reflects management's assessment of credit risk for the loan portfolio.

Noninterest income in the fourth quarter of 2004 totaled $4.3 million, compared to $11.8 million and $10.5 million, respectively, reported in the previous and year ago quarters. The decrease from the prior and year ago quarters includes a $7.2 million "other than temporary impairment" charge for Freddie Mac and Fannie Mae preferred stock. "This securities writedown was an ultra-conservative interpretation of current accounting literature for securities rated investment grade by all nationally recognized rating agencies, and for valuations derived primarily by prevailing interest rates and technical conditions in the capital markets," stated Chairman, President and CEO David Payne. The non-cash securities impairment charge does not affect capital levels as the securities are held in the available-for-sale investment portfolio for which market value adjustments are recorded as other comprehensive income. At December 31, 2004, Westamerica held Freddie Mac and Fannie Mae preferred stock with an adjusted book value of $63.9 million and a tax-equivalent dividend yield of 7.65 percent. The remaining $300 thousand decrease in noninterest income from the prior quarter is primarily attributable to lower service charges on deposit accounts and financial services commissions. Noninterest income other than securities impairment increased $1.0 million in the fourth quarter of 2004 from the year ago quarter primarily due to higher service charges on deposit accounts and debit card income. For the full year, noninterest income other than securities impairment increased 7 percent to $45.8 million from $42.9 million for 2003. This increase in annual results is primarily attributable to increased service charges on deposit accounts, debit card income, and financial services commissions partially offset by lower mortgage banking income.

Noninterest expense for the fourth quarter of 2004 totaled $24.3 million compared to $24.5 million in the prior quarter and $25.2 million in the year ago quarter. The decrease from the prior quarter is primarily attributable to lower salaries and benefits, offset in part by higher equipment costs and professional fees. The decrease from the year ago quarter is primarily attributable to lower salaries and benefits. For the full year, noninterest expense was $98.8 million, down 3 percent from $101.7 million for 2003. The decrease is primarily attributable to reduced salaries and benefits, occupancy and equipment expense, postage, loan expense, and amortization of core deposit intangibles, offset in part by higher telephone expense.

Shareholders' equity was $359 million at December 31, 2004, compared to $340 million at December 31, 2003. The equity-to-asset ratio was 7.6 percent at December 31, 2004, compared to 7.4 percent at December 31, 2003. At December 31, 2004, there were approximately 1.8 million shares remaining to purchase under the existing share repurchase program.

At December 31, 2004, the Company had total assets and total loans outstanding of $4.7 billion and $2.3 billion, respectively.

As announced August 25, 2004 Westamerica signed a definitive agreement to acquire Redwood Empire Bancorp (REBC), parent company of National Bank of the Redwoods. REBC shareholders approved the merger at a shareholder meeting December 14, 2004. The merger also requires customary regulatory approvals. The transaction is valued at approximately $148 million, of which, approximately $57 million will be paid in cash and the remainder by issuance of Westamerica common stock. The pricing of the transaction is subject to adjustments fully described in Westamerica's Form S-4 registration statement filed with the Securities and Exchange Commission on October 15, 2004.

Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates 87 branches throughout 22 Northern and Central California counties.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
Westamerica Bancorporation
Robert A. Thorson  -  SVP & Treasurer
	707-863-6840


FORWARD-LOOKING INFORMATION:
----------------------------

   The following appears in accordance with the Private Securities Litigation Reform Act of 1995:
   This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."
   Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the Company's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent annual and quarterly reports filed with the Securities and Exchange Commission, including the Company's Form 10-Q for the quarter ended September 30, 2004 and Form 10-K for the year ended December 31, 2003, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.
   Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

                                 #####

WESTAMERICA BANCORPORATION                  Public Information January 20, 2005
FINANCIAL HIGHLIGHTS
December 31, 2004

1. Net Income Summary.


                                     (dollars in thousands except per-share data)
                                                            Q4'04 /              Q4'04 /                          12/31'04YTD/
                                        Q4'04      Q4'03     Q4'03     Q3'04      Q3'04   12/31'04YTD 12/31'03YTD 12/31'03YTD
                                     ---------------------------------------------------------------------------------------
   1. Net Interest Income (Fully        $54,587    $54,758     -0.3%   $54,528        0.1%  $217,993   $217,407         0.3%
         Taxable Equivalent)
   2. Loan Loss Provision                   600        750    -20.0%       600        0.0%     2,700      3,300       -18.2%
   3. Noninterest Income:
   4.   Investment Securities            (7,180)         0     n/m         (14)     n/m       (5,011)     2,443       n/m
           (Impairment) Gains
   5.   Loss on Extinguishment                0          0     n/m           0      n/m       (2,204)    (2,166)        1.8%
           of Debt
   6.   Other                            11,449     10,493      9.1%    11,802       -3.0%    45,798     42,639         7.4%
                                     -----------------------        ------------          -----------------------
   7. Total Noninterest Income            4,269     10,493    -59.3%    11,788      -63.8%    38,583     42,916       -10.1%
                                     -----------------------        ------------          -----------------------
   8. Noninterest Expense                24,277     25,158     -3.5%    24,491       -0.9%    98,751    101,703        -2.9%
   9. Income Tax Provision (FTE)         12,814     15,035    -14.8%    16,130      -20.6%    59,906     60,257        -0.6%
                                     -----------------------        ------------          -----------------------
   10.Net Income                        $21,165    $24,308    -12.9%   $25,095      -15.7%   $95,219    $95,063         0.2%
                                     =======================        ============          =======================

   11.Average Shares Outstanding         31,761     32,523     -2.3%    31,713        0.2%    31,821     32,849        -3.1%
   12.Diluted Average Shares             32,487     33,154     -2.0%    32,352        0.4%    32,461     33,369        -2.7%
         Outstanding

   13.Operating Ratios:
   14.  Basic Earnings Per Share          $0.67      $0.75    -10.8%     $0.79      -15.8%     $2.99      $2.89         3.4%
   15.  Diluted Earnings Per Share         0.65       0.73    -11.1%      0.78      -16.0%      2.93       2.85         3.0%
   16.  Return On Assets                   1.81%      2.17%               2.19%                 2.10%      2.19%
   17.  Return On Equity                   24.0%      29.4%               30.1%                 28.8%      29.4%
   18.  Net Interest Margin (FTE)          5.01%      5.26%               5.11%                 5.14%      5.39%
   19.  Efficiency Ratio (FTE)             41.2%      38.6%               36.9%                 38.5%      39.1%

   20.Dividends Paid Per Share            $0.28      $0.26      7.7%     $0.28        0.0%     $1.10      $1.00        10.0%
   21.Dividend Payout Ratio                  43%        35%                 36%                   37%        35%



2. Net Interest Income.


                                     (dollars in thousands)
                                                            Q4'04 /              Q4'04 /                          12/31'04YTD/
                                        Q4'04      Q4'03     Q4'03     Q3'04      Q3'04   12/31'04YTD 12/31'03YTD 12/31'03YTD
                                     ---------------------------------------------------------------------------------------
   1. Interest and Fee Income (FTE)     $60,540    $60,521      0.0%   $59,570        1.6%  $239,099   $244,604        -2.3%
   2. Interest Expense                    5,953      5,763      3.3%     5,042       18.1%    21,106     27,197       -22.4%
                                     -----------------------        ------------          -----------------------
   3. Net Interest Income (FTE)         $54,587    $54,758     -0.3%   $54,528        0.1%  $217,993   $217,407         0.3%
                                     =======================        ============          =======================

   4. Average Earning Assets         $4,352,493 $4,149,994      4.9%$4,260,701        2.2%$4,236,903 $4,033,964         5.0%
   5. Average Interest-Bearing        2,912,943  2,842,273      2.5% 2,882,817        1.0% 2,886,233  2,798,180         3.1%
         Liabilities
   6. Yield on Earning Assets (FTE)        5.55%      5.81%               5.58%                 5.64%      6.06%
   7. Cost of Funds                        0.54%      0.55%               0.47%                 0.50%      0.67%
   8. Net Interest Margin (FTE)            5.01%      5.26%               5.11%                 5.14%      5.39%
   9. Interest Expense/Interest-           0.81%      0.80%               0.69%                 0.73%      0.97%
         Bearing Liabilities
   10.Net Interest Spread (FTE)            4.74%      5.01%               4.89%                 4.91%      5.09%


WESTAMERICA BANCORPORATION                  Public Information January 20, 2005

3. Loans & Other Earning Assets.


                                     (average volume, dollars in thousands)
                                                            Q4'04 /              Q4'04 /                          12/31'04YTD/
                                        Q4'04      Q4'03     Q4'03     Q3'04      Q3'04   12/31'04YTD 12/31'03YTD 12/31'03YTD
                                     ---------------------------------------------------------------------------------------
   1. Total Assets                   $4,653,950 $4,451,423      4.5%$4,557,925        2.1%$4,536,452 $4,332,707         4.7%
   2. Total Earning Assets            4,352,493  4,149,994      4.9% 4,260,701        2.2% 4,236,903  4,033,964         5.0%
   3. Total Loans                     2,235,375  2,285,717     -2.2% 2,247,664       -0.5% 2,258,482  2,354,270        -4.1%
   4.   Commercial Loans                620,309    616,511      0.6%   624,925       -0.7%   621,258    616,710         0.7%
   5.   Commercial Real Estate Loans    740,909    826,792    -10.4%   752,395       -1.5%   769,533    889,076       -13.4%
   6.   Consumer Loans                  874,157    842,414      3.8%   870,344        0.4%   867,691    848,484         2.3%
   7. Total Investment Securities     2,117,118  1,864,277     13.6% 2,013,037        5.2% 1,978,421  1,679,694        17.8%
   8.   Available For Sale              941,614  1,326,259    -29.0%   928,930        1.4% 1,096,789  1,152,930        -4.9%
           (Market Value)
   9.   Held To Maturity              1,175,504    538,018    118.5% 1,084,107        8.4%   881,632    526,764        67.4%
   10.      HTM Unrealized Gain           5,064      7,352    n/m        9,176        n/m      5,064      7,352       -31.1%
               (Loss) at Period-End
   11.Loans / Deposits                     60.1%      64.5%               62.2%                 63.3%      68.6%



4. Deposits &  Other Interest-Bearing Liabilities.


                                     (average volume, dollars in thousands)
                                                            Q4'04 /              Q4'04 /                          12/31'04YTD/
                                        Q4'04      Q4'03     Q4'03     Q3'04      Q3'04   12/31'04YTD 12/31'03YTD 12/31'03YTD
                                     ---------------------------------------------------------------------------------------
   1. Total Deposits                 $3,718,114 $3,542,433      5.0%$3,616,319        2.8%$3,565,308 $3,430,177         3.9%
   2.   Noninterest Demand            1,354,129  1,243,860      8.9% 1,305,840        3.7% 1,281,349  1,173,853         9.2%
   3.   Interest-Bearing Transaction    588,362    569,965      3.2%   581,264        1.2%   577,296    563,022         2.5%
   4.   Savings                       1,139,713  1,085,299      5.0% 1,115,052        2.2% 1,085,051  1,015,699         6.8%
   5.   Other Time > $100K              373,846    348,405      7.3%   347,579        7.6%   350,400    370,549        -5.4%
   6.   Other Time < $100K              262,064    294,904    -11.1%   266,584       -1.7%   271,212    307,054       -11.7%
   7. Total Short-Term Borrowings       527,529    418,896     25.9%   550,909       -4.2%   556,415    378,362        47.1%
   8.   Fed Funds Purchased             369,986    270,515     36.8%   350,071        5.7%   360,771    222,225        62.3%
   9.   Other Short-Term Funds          157,543    148,381      6.2%   200,838      -21.6%   195,644    156,137        25.3%
   10.FHLB Debt                               0    105,000     n/m           0      n/m       24,153    142,272       -83.0%
   11.Long-Term Debt                     21,429     19,804      8.2%    21,429        0.0%    21,706     21,222         2.3%
   12.Shareholders' Equity              350,151    328,209      6.7%   332,219        5.4%   330,330    323,555         2.1%

   13.Demand Deposits / Total Deposit      36.4%      35.1%               36.1%                 35.9%      34.2%
   14.Transaction & Savings Deposits       82.9%      81.8%               83.0%                 82.6%      80.2%
         Total Deposits


WESTAMERICA BANCORPORATION                  Public Information January 20, 2005

5. Interest Yields Earned & Rates Paid.


                                     (dollars in thousands)
                                                   Q4'04                                     Q4'03
                                     -------------------------------   Q3'04   ---------------------------------    2004
                                       Average    Income/   Yield/    Yield/     Average    Income/    Yield/      Yield/
                                       Volume     Expense    Rate      Rate      Volume     Expense     Rate        Rate
                                     ---------------------------------------------------------------------------------------
   1. Interest Income Earned to:
   2.   Total Earning Assets (FTE)   $4,352,493    $60,540     5.55%      5.58%$4,149,994    $60,521       5.81%       5.64%
   3.   Total Loans (FTE)             2,235,375     34,297     6.10%      6.07% 2,285,717     36,760       6.38%       6.14%
   4.    Commercial Loans (FTE)         620,309      9,959     6.34%      6.16%   616,511      9,438       6.01%       6.09%
   5.    Commercial Real Estate Loans   740,909     13,793     7.41%      7.38%   826,792     16,061       7.71%       7.45%
   6.    Consumer Loans                 874,157     10,545     4.91%      4.95%   842,414     11,261       5.42%       5.07%
   7.   Total Investment              2,117,118     26,243     4.96%      5.02% 1,864,277     23,761       5.10%       5.07%
          Securities (FTE)
   8. Interest Expense Paid to:
   9.   Total Earning Assets          4,352,493      5,953     0.54%      0.47% 4,149,994      5,763       0.55%       0.50%
   10.  Total Interest-Bearing        2,912,943      5,953     0.81%      0.69% 2,842,273      5,763       0.80%       0.73%
          Liabilities
   11.  Total Interest-Bearing        2,363,985      3,649     0.61%      0.56% 2,298,573      3,622       0.63%       0.57%
          Deposits
   12.    Interest-Bearing              588,362        213     0.14%      0.11%   569,965        129       0.09%       0.11%
             Transaction
   13.   Savings                      1,139,713        874     0.31%      0.34% 1,085,299      1,381       0.50%       0.36%
   14.   Other Time < $100K             262,064      1,081     1.64%      1.49%   294,904      1,087       1.46%       1.49%
   15.   Other Time > $100K             373,846      1,481     1.58%      1.30%   348,405      1,025       1.17%       1.27%
   16.  Total Short-Term Borrowings     527,529      1,988     1.48%      1.05%   418,896        856       0.80%       1.06%
   17.   Fed Funds Purchased            369,986      1,874     1.98%      1.43%   270,515        686       0.99%       1.38%
   18.   Other Short-Term Funds         157,543        114     0.29%      0.38%   148,381        170       0.45%       0.45%
   19.  FHLB Debt                             0          0     0.00%      0.00%   105,000        979       3.65%       3.65%
   20.  Long-Term Debt                   21,429        316     5.90%      5.90%    19,804        306       6.18%       5.91%

   21.Net Interest Income and                      $54,587     5.01%      5.11%              $54,758       5.26%       5.14%
        Margin (FTE)



6. Noninterest Income.


                                     (dollars in thousands)
                                                            Q4'04 /              Q4'04 /                          12/31'04YTD/
                                        Q4'04      Q4'03     Q4'03     Q3'04      Q3'04   12/31'04YTD 12/31'03YTD 12/31'03YTD
                                     ---------------------------------------------------------------------------------------
   1. Service Charges on Deposit         $6,928     $6,572      5.4%    $7,465       -7.2%   $28,621    $26,381         8.5%
         Accounts
   2. Merchant Credit Card Income           875        864      1.3%       899       -2.7%     3,509      3,619        -3.0%
   3. ATM Fees & Interchange                597        573      4.2%       664      -10.1%     2,487      2,378         4.6%
   4. Debit Card Fees                       700        512     36.7%       654        7.0%     2,541      2,125        19.6%
   5. Financial Services Fees               294        227     29.5%       409      -28.1%     1,250        893        40.0%
   6. Mortgage Banking Income                82        139    -41.0%        41      100.0%       386        851       -54.6%
   7. Trust Fees                            254        235      8.1%       265       -4.2%     1,027        995         3.2%
   8. Other Income                        1,719      1,371     25.4%     1,405       22.3%     5,977      5,397        10.7%
                                     -----------------------        ------------          -----------------------
   9.     Sub-total                      11,449     10,493      9.1%    11,802       -3.0%    45,798     42,639         7.4%
   10.Investment Securities              (7,180)         0     n/m         (14)     n/m       (5,011)     2,443       n/m
         (Impairment) Gains
   11.Loss on Extinguishment of Debt          0          0     n/m           0      n/m       (2,204)    (2,166)        1.8%
                                     -----------------------        ------------          -----------------------
   12.Total Noninterest Income           $4,269    $10,493    -59.3%   $11,788      -63.8%   $38,583    $42,916       -10.1%
                                     =======================        ============          =======================
   13.Operating Ratios:
   14.   Total Revenue (FTE)            $58,856    $65,251     -9.8%   $66,316      -11.2%  $256,576   $260,323        -1.4%
   15.   Noninterest Income /               7.3%      16.1%               17.8%                 15.0%      16.5%
            Revenue (FTE)
   16.   Service Charges / Deposits        0.74%      0.74%               0.82%                 0.80%      0.77%
            (annualized)
   17.   Total Revenue Per Share          $7.37      $7.96     -7.4%     $8.32      -11.4%     $8.06      $7.92         1.7%
            (annualized)


WESTAMERICA BANCORPORATION                  Public Information January 20, 2005

7. Noninterest Expense.


                                     (dollars in thousands)
                                                            Q4'04 /              Q4'04 /                          12/31'04YTD/
                                        Q4'04      Q4'03     Q4'03     Q3'04      Q3'04   12/31'04YTD 12/31'03YTD 12/31'03YTD
                                     ---------------------------------------------------------------------------------------
   1. Salaries & Benefits               $12,595    $13,183     -4.5%   $13,054       -3.5%   $52,507    $53,974        -2.7%
   2. Occupancy                           3,022      3,037     -0.5%     3,022        0.0%    11,935     12,152        -1.8%
   3. Equipment                           1,259      1,290     -2.4%     1,101       14.4%     4,794      5,364       -10.6%
   4. Data Processing                     1,494      1,523     -1.9%     1,525       -2.0%     6,057      6,121        -1.0%
   5. Courier                               910        900      1.1%       923       -1.4%     3,605      3,695        -2.4%
   6. Postage                               361        422    -14.5%       288       25.3%     1,407      1,624       -13.4%
   7. Telephone                             476        530    -10.2%       529      -10.0%     2,112      1,898        11.3%
   8. Professional Fees                     537        486     10.5%       411       30.7%     1,869      1,886        -0.9%
   9. Stationery & Supplies                 351        344      2.0%       333        5.4%     1,280      1,301        -1.6%
   10.Loan Expense                          237        326    -27.3%       289      -18.0%     1,077      1,322       -18.5%
   11.Merchant Card Expense                 270        207     30.4%       292       -7.5%     1,104      1,183        -6.7%
   12.Operational Losses                    217        297    -26.9%       265      -18.1%       964        936         3.0%
   13.Amortization of Core Deposit          136        165    -17.6%       136        0.0%       543        743       -26.9%
         Deposit Intangibles
   14.Other Operating                     2,412      2,448     -1.5%     2,323        3.8%     9,497      9,504        -0.1%
                                     -----------------------        ------------          -----------------------
   15.Total Noninterest Expense         $24,277    $25,158     -3.5%   $24,491       -0.9%   $98,751   $101,703        -2.9%
                                     =======================        ============          =======================

   16.Full Time Equivalent Staff            960      1,007     -4.7%       980       -2.0%       984      1,026        -4.1%
   17.Average Assets / Full Time         $4,848     $4,420      9.7%    $4,651        4.2%    $4,610     $4,223         9.2%
        Equivalent Staff
   18.Operating Ratios:
   19.  FTE Revenue / Full Time            $244       $257     -5.1%      $269       -9.4%      $261       $254         2.8%
           Equivalent Staff (annualized)
   20.  Noninterest Expense /              2.22%      2.41%               2.29%                 2.33%      2.52%
           Earning Assets (annualized)
   21.  Noninterest Expense/Revenues       41.2%      38.6%               36.9%                 38.5%      39.1%


WESTAMERICA BANCORPORATION                  Public Information January 20, 2005

8. Loan Loss Provision.


                                     (dollars in thousands)
                                                            Q4'04 /              Q4'04 /                          12/31'04YTD/
                                        Q4'04      Q4'03     Q4'03     Q3'04      Q3'04   12/31'04YTD 12/31'03YTD 12/31'03YTD
                                     ---------------------------------------------------------------------------------------
   1. Loan Loss Provision                  $600       $750    -20.0%      $600        0.0%    $2,700     $3,300       -18.2%
   2. Gross Loan Losses                   1,596      1,542      3.5%     1,115       43.1%     5,593      6,833       -18.1%
   3. Net Loan Losses                       836      1,020    -18.0%       161       n/m       2,458      3,617       -32.0%
   4. Recoveries/Gross Losses                48%        34%                 86%                   56%        47%
   5. Average Total Loans            $2,235,375 $2,285,717     -2.2%$2,247,664       -0.5%$2,258,482 $2,354,270        -4.1%
   6. Net Loan Losses / Loans              0.15%      0.18%               0.03%                 0.11%      0.15%
         (annualized)
   7. Loan Loss Provision / Loans          0.11%      0.13%               0.11%                 0.12%      0.14%
         (annualized)
   8. Loan Loss Provision /                71.8%      73.5%              372.7%                109.8%      91.2%
         Net Loan Losses



9. Credit Quality.


                                     (dollars in thousands)
                                                           12/31/04 /           12/31/04 /
                                      12/31/04   12/31/03  12/31/03   9/30/04    9/30/04    6/30/04    3/31/04    9/30/03
                                     ---------------------------------------------------------------------------------------
   1. Nonperforming Nonaccrual Loans     $2,970     $5,759    -48.4%    $3,996      -25.7%    $4,695     $5,045      $5,484
   2. Performing Nonaccrual Loans         4,071      1,658    145.5%     2,777       46.6%     2,233      2,212       2,145
                                     -----------------------        ------------          ----------------------------------
   3. Total Nonaccrual Loans              7,041      7,417     -5.1%     6,773        4.0%     6,928      7,257       7,629
   4. Accruing Loans 90+ Days                10        199    -95.0%       182      -94.5%       202        190         272
         Past Due                    -----------------------        ------------          ----------------------------------
   5. Total Nonperforming Loans           7,051      7,616     -7.4%     6,955        1.4%     7,130      7,447       7,901
   6. Repossessed Collateral                  0         90                   0        n/m          0         80         742
   7. Total Nonperforming Loans &    -----------------------        ------------          ----------------------------------
   8.     Repossessed Collateral         $7,051     $7,706     -8.5%    $6,955        1.4%    $7,130     $7,527      $8,643
                                     =======================        ============          ==================================

   9. Classified Loans                  $19,225    $23,460    -18.1%   $20,868       -7.9%   $21,495    $22,965     $23,479
                                     =======================        ============          ==================================

   10.Allowance for Loan Losses         $54,152    $53,910      0.4%   $54,388       -0.4%   $53,949    $53,834     $54,180
   11.Total Loans Outstanding         2,300,230  2,323,330     -1.0% 2,301,991       -0.1% 2,319,255  2,322,881   2,364,418
   12.Total Assets                    4,737,268  4,576,385      3.5% 4,636,071        2.2% 4,611,811  4,424,816   4,482,793

   13.Allowance for Loan Losses /          2.35%      2.32%               2.36%                 2.33%      2.32%       2.29%
         Total Loans
   14.Nonperforming Loans /                0.31%      0.33%               0.30%                 0.31%      0.32%       0.33%
         Total Loans
   15.Nonperforming Loans & Repossessed
   16.    Assets/Total Assets              0.15%      0.17%               0.15%                 0.15%      0.17%       0.19%
   17.Allowance/Nonperforming Loans         768%       708%                782%                  757%       723%        686%
   18.Allowance for Loan Losses /           282%       230%                261%                  251%       234%        231%
         Classified Loans
   19.Classified Loans /
   20.  (Equity + Allowance for             4.7%       6.0%                5.1%                  5.6%       5.9%        5.8%
           Loan Losses)


WESTAMERICA BANCORPORATION                  Public Information January 20, 2005

10.Capital.


                                     (dollars in thousands, except per-share amounts)
                                                           12/31/04 /           12/31/04 /
                                      12/31/04   12/31/03  12/31/03   9/30/04    9/30/04    6/30/04    3/31/04    9/30/03
                                     ---------------------------------------------------------------------------------------
   1. Shareholders' Equity             $358,609   $340,371      5.4%  $351,924        1.9%  $329,795   $338,600    $350,922
   2. Tier I Regulatory Capital         327,070    304,734      7.3%   321,700        1.7%   309,037    295,076     312,308
   3. Total Regulatory Capital          367,333    342,627      7.2%   361,868        1.5%   350,834    335,535     350,380

   4. Total Assets                    4,737,268  4,576,385      3.5% 4,636,071        2.2% 4,611,811  4,424,816   4,482,793
   5. Risk-Adjusted Assets            2,948,797  3,007,545     -2.0% 2,964,945       -0.5% 2,979,145  2,983,467   3,018,061

   6. Shareholders' Equity /               7.57%      7.44%               7.59%                 7.15%      7.65%       7.83%
         Total Assets
   7. Shareholders' Equity /              15.59%     14.65%              15.29%                14.22%     14.58%      14.84%
         Total Loans
   8. Tier I Capital /Total Assets         6.90%      6.66%               6.94%                 6.70%      6.67%       6.97%
   9. Tier I Capital /                    11.09%     10.13%              10.85%                10.37%      9.89%      10.35%
         Risk-Adjusted Assets
   10.Total Capital /                     12.46%     11.39%              12.20%                11.78%     11.25%      11.61%
         Risk-Adjusted Assets
   11.Shares Outstanding                 31,640     32,287     -2.0%    31,716       -0.2%    31,784     31,787      32,723
   12.Book Value Per Share ($)           $11.33     $10.54      7.5%    $11.10        2.1%    $10.38     $10.65      $10.72
   13.Market Value Per Share ($)          58.31      49.78     17.1%     54.89        6.2%     52.45      50.46       44.48



   14.Share Repurchase Programs


                                     (shares in thousands)
                                                            Q4'04 /              Q4'04 /                          12/31'04YTD/
                                        Q4'04      Q4'03     Q4'03     Q3'04      Q3'04   12/31'04YTD 12/31'03YTD 12/31'03YTD
                                     ---------------------------------------------------------------------------------------
   15.Total Shares Repurchased /            242        530    -54.3%        92      163.0%     1,062      1,570       -32.4%
         Canceled
   16.  Average Repurchase Price         $58.85     $50.80     15.8%    $51.95       13.3%    $52.00     $44.97        15.6%
   17.Net Shares Repurchased (Issued)        76        436     n/m          68       11.8%       647      1,124       -42.4%


WESTAMERICA BANCORPORATION                  Public Information January 20, 2005

11.Period-End Balance Sheets.


                                     (dollars in thousands)
                                                           12/31/04 /           12/31/04 /
                                      12/31/04   12/31/03  12/31/03   9/30/04    9/30/04    6/30/04    3/31/04    9/30/03
                                     ---------------------------------------------------------------------------------------
   1. Assets:
   2.   Cash and Money Market Assets   $126,687   $190,162    -33.4%  $165,811      -23.6%  $186,056   $167,183    $189,902

   3.   Investment Securities           931,710  1,413,911    -34.1%   967,266       -3.7% 1,024,798  1,219,364   1,245,311
           Available For Sale
   4.   Investment Securities         1,260,832    535,377    135.5% 1,080,392       16.7%   960,522    586,171     569,996
           Held to Maturity
   5.   Loans, gross                  2,300,230  2,323,330     -1.0% 2,301,991       -0.1% 2,319,255  2,322,881   2,364,418
   6.   Allowance For Loan Losses       (54,152)   (53,910)     0.4%   (54,388)      -0.4%   (53,949)   (53,834)    (54,180)
                                     -----------------------        ------------          ----------------------------------
   7.   Loans, net                    2,246,078  2,269,420     -1.0% 2,247,603       -0.1% 2,265,306  2,269,047   2,310,238
   8.                                -----------------------        ------------          ----------------------------------

   9.   Premises and Equipment           35,223     35,748     -1.5%    35,267       -0.1%    35,343     35,412      35,566
   10.  Core Deposit Intangible           2,894      3,438    -15.8%     3,030       -4.5%     3,166      3,302       3,602
           Assets
   11.  Goodwill                         18,996     18,996      0.0%    18,996        0.0%    18,996     18,996      18,996
   12.  Interest Receivable and         114,848    109,333      5.0%   117,706       -2.4%   117,624    125,341     109,182
           Other Assets
                                     -----------------------        ------------          ----------------------------------
   13.Total Assets                   $4,737,268 $4,576,385      3.5%$4,636,071        2.2%$4,611,811 $4,424,816  $4,482,793
                                     =======================        ============          ==================================
   14.Liabilities and Shareholders' Equity:
   15.  Deposits:
   16.    Noninterest Bearing        $1,273,825 $1,240,379      2.7%$1,323,446       -3.7%$1,272,278 $1,210,829  $1,213,578
   17.    Interest-Bearing              591,593    561,696      5.3%   561,206        5.4%   569,575    562,369     559,031
             Transaction
   18.    Savings                     1,091,981  1,058,082      3.2% 1,119,356       -2.4% 1,072,701  1,049,435   1,075,625
   19.    Time                          626,220    603,834      3.7%   641,798       -2.4%   590,875    624,543     687,895
                                     -----------------------        ------------          ----------------------------------
   20.  Total Deposits                3,583,619  3,463,991      3.5% 3,645,806       -1.7% 3,505,429  3,447,176   3,536,129
                                     -----------------------        ------------          ----------------------------------

   21.  Short-Term Borrowed Funds       735,423    590,646     24.5%   578,285       27.2%   712,553    491,704     433,348
   22.  FHLB Debt                             0    105,000     n/m           0         n/m         0     20,000     105,000
   23.  Debt Financing and               21,429     24,643    -13.0%    21,429        0.0%    21,429     21,429       9,643
   24.     Notes Payable
   25.  Liability For Interest,          38,188     51,734    -26.2%    38,627       -1.1%    42,605    105,907      47,751
           Taxes and Other
                                     -----------------------        ------------          ----------------------------------
   26.Total Liabilities               4,378,659  4,236,014      3.4% 4,284,147        2.2% 4,282,016  4,086,216   4,131,871
                                     -----------------------        ------------          ----------------------------------
   27.Shareholders' Equity:
   28.  Paid-In Capital                $229,975   $220,285      4.4%  $224,489        2.4%  $224,042   $219,301    $220,527
   29.  Unrealized Gain (Loss) on
           InvestmentSecurities
   30.     Available For Sale             9,638     13,191    -26.9%     8,185       17.8%    (1,416)    21,213      16,004
   31.  Retained Earnings               118,996    106,895     11.3%   119,250       -0.2%   107,169     98,086     114,391
                                     -----------------------        ------------          ----------------------------------
   32.Total Shareholders' Equity        358,609    340,371      5.4%   351,924        1.9%   329,795    338,600     350,922
                                     -----------------------        ------------          ----------------------------------
   33.Total Liabilities and          $4,737,268 $4,576,385      3.5%$4,636,071        2.2%$4,611,811 $4,424,816  $4,482,793
         Shareholders' Equity        =======================        ============          ==================================


WESTAMERICA BANCORPORATION                  Public Information January 20, 2005

12.Income Statements.


                                     (dollars in thousands, except per-share amounts)
                                                            Q4'04 /              Q4'04 /                          12/31'04YTD/
                                        Q4'04      Q4'03     Q4'03     Q3'04      Q3'04   12/31'04YTD 12/31'03YTD 12/31'03YTD
                                     ---------------------------------------------------------------------------------------
   1. Interest and Fee Income:
   2.   Loans                           $32,889    $35,434     -7.2%   $32,912       -0.1%  $133,226   $152,758       -12.8%
   3.   Money Market Assets and               1          2     n/m           0      n/m            1          8       n/m
           Funds Sold
   4.   Investment Securities            10,096     14,164    -28.7%    10,721       -5.8%    47,745     50,948        -6.3%
           Available For Sale
   5.   Investment Securities            11,764      5,211    125.8%    10,271       14.5%    35,365     19,779        78.8%
           Held to Maturity
                                     -----------------------        ------------          -----------------------
   6. Total Interest Income              54,750     54,811     -0.1%    53,904        1.6%   216,337    223,493        -3.2%
                                     -----------------------        ------------          -----------------------
   7. Interest Expense:
   8.   Transaction Deposits                213        129     65.1%       164       29.9%       612        727       -15.8%
   9.   Savings Deposits                    874      1,381    -36.7%       954       -8.4%     3,931      6,091       -35.5%
   10.  Time Deposits                     2,562      2,112     21.3%     2,135       20.0%     8,504     10,167       -16.4%
   11.  Short-Term Borrowed Funds         1,988        856    132.2%     1,473       35.0%     5,878      3,415        72.1%
   12.   Federal Home Loan Bank               0        979     n/m           0      n/m          897      5,318       -83.1%
            Advances
   13.  Debt Financing and                  316        306      3.3%       316        0.0%     1,284      1,479       -13.2%
            Notes Payable
                                     -----------------------        ------------          -----------------------
   14.Total Interest Expense              5,953      5,763      3.3%     5,042       18.1%    21,106     27,197       -22.4%
                                     -----------------------        ------------          -----------------------
   15.Net Interest Income                48,797     49,048     -0.5%    48,862       -0.1%   195,231    196,296        -0.5%
                                     -----------------------        ------------          -----------------------
   16.Provision for Loan Losses             600        750    -20.0%       600        0.0%     2,700      3,300       -18.2%
                                     -----------------------        ------------          -----------------------
   17.Noninterest Income:
   18.  Service Charges on                6,928      6,572      5.4%     7,465       -7.2%    28,621     26,381         8.5%
           Deposit Accounts
   19.  Merchant Credit Card                875        864      1.3%       899       -2.7%     3,509      3,619        -3.0%
   20.  Financial Services                  294        227     29.5%       409      -28.1%     1,250        893        40.0%
           Commissions
   21.  Mortgage Banking                     82        139    -41.0%        41      100.0%       386        851       -54.6%
   22.  Trust Fees                          254        235      8.1%       265       -4.2%     1,027        995         3.2%
   23.  Securities (Impairment)          (7,180)         0     n/m         (14)     n/m       (5,011)     2,443       n/m
           Gains
   24.  Loss on Extinguishment                0          0     n/m           0      n/m       (2,204)    (2,166)        1.8%
           of Debt
   25.  Other                             3,016      2,456     22.8%     2,723       10.8%    11,005      9,900        11.2%
                                     -----------------------        ------------          -----------------------
   26.Total Noninterest Income            4,269     10,493    -59.3%    11,788      -63.8%    38,583     42,916       -10.1%
                                     -----------------------        ------------          -----------------------
   27.Noninterest Expense:
   28.  Salaries and Related Benefits    12,595     13,183     -4.5%    13,054       -3.5%    52,507     53,974        -2.7%
   29.  Occupancy                         3,022      3,037     -0.5%     3,022        0.0%    11,935     12,152        -1.8%
   30.  Equipment                         1,259      1,290     -2.4%     1,101       14.4%     4,794      5,364       -10.6%
   31.  Data Processing                   1,494      1,523     -1.9%     1,525       -2.0%     6,057      6,121        -1.0%
   32.  Professional Fees                   537        486     10.5%       411       30.7%     1,869      1,886        -0.9%
   33.  Other                             5,370      5,639     -4.8%     5,378       -0.1%    21,589     22,206        -2.8%
                                     -----------------------        ------------          -----------------------
   34.Total Noninterest Expense          24,277     25,158     -3.5%    24,491       -0.9%    98,751    101,703        -2.9%
                                     -----------------------        ------------          -----------------------

   35.Income Before Income Taxes         28,189     33,633    -16.2%    35,559      -20.7%   132,363    134,209        -1.4%
   36.Provision for income taxes          7,024      9,325    -24.7%    10,464      -32.9%    37,144     39,146        -5.1%
                                     -----------------------        ------------          -----------------------
   37.Net Income                        $21,165    $24,308    -12.9%   $25,095      -15.7%   $95,219    $95,063         0.2%
                                     =======================        ============          =======================

   38.Average Shares Outstanding         31,761     32,523     -2.3%    31,713        0.2%    31,821     32,849        -3.1%
   39.Diluted Average Shares             32,487     33,154     -2.0%    32,352        0.4%    32,461     33,369        -2.7%
         Outstanding

   40.Per Share Data:
   41.  Basic Earnings                    $0.67      $0.75    -10.8%     $0.79      -15.8%     $2.99      $2.89         3.4%
   42.  Diluted Earnings                   0.65       0.73    -11.1%      0.78      -16.0%      2.93       2.85         3.0%
   43.  Dividends Paid                     0.28       0.26      7.7%      0.28        0.0%      1.10       1.00        10.0%
